NOTE: PORTIONS OF THIS EXHIBIT (MARKED WITH AN ASTERISK) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TELCORDIA TECHNOLOGIES
Professional Services Work Statement
Contract No. CTC001
This Work Statement is attached to and made a part of the Master Agreement for NGN Software and Professional Services, Contract No 20000315JQ9492 ("Agreement") dated as of May 5,2000, and is between CTC Communications Corp. ("CTC") and Telcordia Technologies, Inc. ("Telcordia"). Telcordia shall provide the following Professional Services under the Terms and Conditions of the Agreement and any additional terms contained in this Work Statement. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
In consideration of the mutual obligations assumed under the Agreement and under this Work Statement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Telcordia and CTC agree to the terms and conditions attached to this Work Statement which terms and conditions are incorporated herein by reference.
SCOPE OF SERVICES
CTC hereby authorizes Telcordia to provide a minimum of thirty thousand (30,000) Professional Services Staff Hours ("Authorized Hours") commencing March 27, 2000 and expiring May 5, 2003.

Telcordia shall provide Services and Deliverables as further described in the applicable Professional Services Attachments to this Work Statement. Each Professional Services Attachment will describe the work to be performed and will provide an estimate of the time necessary to complete the described work. The actual hours expended in completing the work described in the Professional Services Attachments, the actual hours performed under the Letter of Authorization between the Parties dated March 24, 2000, and up to two thousand (2000) hours of Services described in other Work Statements under the Agreement shall be the only hours applied against the Authorized Hours.
DESCRIPTION OF SERVICES
Subject to Section 5 of this Work Statement, Telcordia shall provide the Services described in the applicable Professional Services Attachments.
NO YEAR 2000 SERVICES
By mutual agreement of the Parties, the scope of the Services and Deliverables, if any, to be provided by Telcordia hereunder does not include any work relating to the Year 2000 Computer Problem, as defined in the Agreement, including, but not limited to, any Year 2000 analyses, assessment, remediation, testing or any other Services or Deliverables related to the Year 2000 Computer Problem.
TELCORDIA RESPONSIBILITIES
a. Telcordia shall provide a single point of contact for CTC issues and questions related to the Services performed throughout the term of this Professional Services Work Statement
b. Telcordia shall identify specific Telcordia staff to work with CTC staff to facilitate the completion of the Services and Deliverables outlined in the applicable Professional Services Attachment.
c. Telcordia shall respond to CTC's comments regarding draft Deliverables within fifteen (15) days of receipt by Telcordia.
CTC RESPONSIBILITIES
a. CTC shall be responsible for providing facilities for all face-to-face meetings at its work locations.
b. CTC shall provide a single point of contact for Telcordia issues and questions related to this work throughout the term of this Professional Services Work Statement.
c. CTC shall identify specific CTC staff to work with Telcordia staff to facilitate Telcordia access to CTC technical information deemed necessary by Telcordia, in its reasonable judgment, to complete the Services and Deliverables outlined in the applicable Professional Services Attachment.
d. CTC shall make available to Telcordia CTC network information that, in Telcordia's reasonable opinion, is necessary for completion of the
Services and Deliverables described in the applicable Professional
Services Attachment.
e. CTC shall make available all technical and product documentation reasonably associated with the ICN backbone and any applicable Third Party systems, documentation or software required by Telcordia to perform the planning, design, and analysis described in applicable Professional
Services Attachments.
f. CTC shall make available to Telcordia the CTC staff responsible for management and operation of the ICN backbone to provide: concurrence on technical direction; access to network equipment and documentation; operational/implementation support and any relevant CTC procurement policies as may be required, in Telcordia's reasonable opinion, to complete the work described an applicable Professional Services
Attachments.
g. CTC shall ensure that any Third Party hardware or third party software required for completion of Services or Deliverables specified in applicable Professional Services Attachments are on-site and ready for use in accordance with schedules mutually agreed between CTC and Telcordia.
h. CTC shall provide Telcordia with comments regarding draft Deliverables within fifteen (15) days of receipt by CTC.
FEES AND PAYMENTS*
*THIS PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION DELIVERABLES
When a written Deliverable is considered by Telcordia to be complete, a draft will be provided to CTC for review and comment. CTC comments received in writing by Telcordia within fifteen (15) days of receipt of the draft by CTC will be reviewed by Telcordia and incorporated into the Deliverable if, in Telcordia's reasonable opinion, the intent of the Deliverable is not compromised by such incorporation. Telcordia will work cooperatively with CTC to discuss and work towards reaching consensus on the comments which, in Telcordia's reasonable opinion, should not be incorporated. Telcordia will then provide CTC with the Deliverable. If within fifteen (15) days following Telcordia's provision of a Deliverable, CTC does not provide Telcordia with written notice that such Deliverable is not Satisfactory Work, such Deliverable shall be deemed accepted upon the expiration of such fifteen (15) day period.
Subject to Section 5 of this Work Statement, Telcordia shall provide Deliverables as described in the applicable Professional Services Attachments.
SCHEDULE OF SERVICES
Activity	Approximate Date

Services Begin	March 27, 2000
Services Completed	May 5, 2003
Deliverables provided to CTC	Schedule developed in cooperation with CTC
LOCATION OF SERVICES
Telcordia shall provide the Services at CTC's locations within the continental United States and Telcordia's Morristown, Piscataway, and Red Bank locations in New Jersey.
TELCORDIA'S CONTACT(S)
Technical Contact		Administrative Contact
Barry H. Lerich		Christine Kordalski
Program Manager		Account Executive
Telcordia Technologies, Inc.		Telcordia Technologies, Inc.
445 South Street, (Room 1J112G)		3 Corporate Place (room 2H335)
Morristown, NJ 07960-6438		Piscataway, NJ 08854
Telephone: 	(973) 829-2959		Telephone: 	(732) 699-7898
Fax:	(973) 829-5866		Fax:	(732) 336-3482
Email:	blerich@telcordia.com		Email:	ckordals@telcordia.com
			With a copy to:	Pamela J. Keen
				Senior Contract Manager
				Telcordia Technologies,
Inc.
				445 South Street
(1A140R)
				Morristown, NJ 07960-
6438
				Tel. No.:	(973) 829-2373
				Fax: No.:	(973) 829-2364
CTC'S CONTACT(S)
Technical Contact		Administrative Contact
Steve McGrath		Steve McGrath
Program Manager		Program Manager
CTC Communications Corp.		CTC Communications Corp.
220 Bear Hill Road		220 Bear Hill Road
Waltham, MA 02451		Waltham, MA 02451
Telephone: 	(781) 522-8753		Telephone: 	(781) 522-8753
Fax:	(781) 522-8629		Fax:	(781) 522-8629
Email:	smcgrath@ctcnet.com		Email:	smcgrath@ctcnet.com

ADDITIONAL TERMS AND CONDITIONS
In the event of any conflict or inconsistency between the terms of the Agreement, this Work Statement, and any Professional Services Attachments to this Work Statement, the terms of the Professional Services Attachment shall govern and control.
The Parties to this Work Statement agree to the terms of the Agreement and this Work Statement and further represent that this Work Statement is executed by duly authorized representatives as of the dates below.
AGREED BY:
CTC COMMUNICATIONS CORP.		TELCORDIA TECHNOLOGIES, INC.
By: 			By:
Name:			Name:	Pamela J. Keen
Title:			Title:	Senior Contract Manager
Date:			Date:




Professional Services Attachment A to
Professional Services Work Statement
Contract No. CTC001
This Professional Services Attachment A, effective upon the date the last Party executes, is between CTC Communications Corp. ("CTC") and Telcordia Technologies, Inc. ("Telcordia"). This Professional Services Attachment A incorporates by reference the Master Agreement for NGN Software and Professional Services Contract No. 20000315JQ9492 ("Agreement") and Professional Services Work Statement No. 0NSICC. Telcordia shall provide the following Services and Deliverables under the Terms and Conditions of the Agreement, Work Statement No. 0NSICC and any additional terms contained in this Professional Services Attachment.
1. SCOPE OF SERVICES
Telcordia shall provide CTC Services in the area of Public Switched Telecommunications Network (PSTN) interconnectivity coordination.
DESCRIPTION OF SERVICES
Telcordia shall provide consulting Services related to PSTN interconnectivity coordination to assist CTC through the processes surrounding entrance into the facilities-based local exchange telephone business. Telcordia shall provide overall coordination for the Services and one (1) or more subject matter experts ("SMEs") to be engaged throughout the term of this Professional Services Attachment. Telcordia will work with CTC to identify SMEs to meet the appropriate expertise required and to accommodate the availability of the SMEs. Telcordia shall undertake the following activities as part of these Services:
a. Provide CTC with guidance through the requirements and processes surrounding certification by appropriate State regulatory agencies in CTC's targeted market as stated to Telcordia (e.g., certification process, State filings & Accessible Letter submission).
b. Provide CTC with an interpretation of the Incumbent Local Exchange Carrier
(ILEC) tariffs and business rules.
c. Provide CTC with information which may help CTC to develop a strategy in the area of operational requirements (e.g., Operating Company Number
(OCN), Customer Carrier Name Abbreviation (CCNA), Carrier Identification
Code (CIC), and Revenue Accounting Office (RAO)).
d. Assist CTC in the preparation and submission of industry accepted access/local service order interconnection requirements (e.g., Off-
Premises Station (OPS), E911, 800, 900).
e. Consulting support in the area of local and access pre-ordering, ordering, and provisioning (e.g. instruction on creating/submitting error-free, industry-accepted access and local service orders for interconnection and ongoing growth).
f. Provide CTC with information to help CTC to keep current on telecommunications industry trends, issues and standards.
1) Assist CTC to define an overall telecommunications industry standards strategy based on business drivers and needs assessment.
2) Develop an implementation plan that describes how CTC may influence standards issues impacting their business strategies.
g. Based on the industry standards strategy developed, provide CTC with information and pricing for access to the tools to help CTC to keep current on industry trends, issues and standards. The information and tools may, at CTC's option, include:
1) Industry Standards Issues Analysis Reports and briefings to inform CTC about ongoing national and international standards activity, with a focus on issues which may be of interest and potential impact to CTC and which may help CTC to prioritize issues.
2) Attendance, representation, and issue analysis on major national and international standards/forums groups (e.g., ATM Forum, Internet
Engineering Task Force (IETF), T1-Telecommunications,
Telecommunications Industry Association (TIA), most International Telecommunications Union (ITU-T) Study Groups, State Department
Preparatory Groups, Ordering and Billing Forum (OBF), Network
Interconnection Interoperability Forum (NIIF), and Industry Numbering Committee (INC)).
3) Development and presentation of technical and procedural contributions in relevant Standards Development Organizations (SDOs).
4) Access to Telcordia's Standards Management Services and Information Products (e.g., via reports, briefings, teleconferences, web sites) and provide timely information relevant to network planning.
h. Identify Telcordia Generic Requirements & Information Documents for CTC procurement that, in Telcordia's reasonable opinion, may be appropriate and relevant to CTC's selection of equipment, interfaces, and operations systems.
i. Provide ongoing PSTN interconnectivity related consulting Services, consisting of in-person interactions, telephone discussions, and/or electronic-mail exchange with CTC representatives throughout the term of this Professional Services Attachment.
CTC RESPONSIBILITIES
See Section 4, CTC Responsibilities, in the Professional Services Work
Statement.
FEES AND PAYMENTS
CTC shall pay Telcordia for the Services and Deliverables on a Time and Materials basis.
Estimated effort associated with the Services and Deliverables in this Professional Services Attachment: 440 Staff Hours.
This estimate is not binding. The actual fees are based on the number of hours worked by Telcordia and on the mix of Consultants and Senior Consultants performing the work.
DELIVERABLES

Telcordia shall provide the following Deliverables associated with PSTN interconnectivity coordination:
a. Written reports related to requirements and processes to support State regulatory agency certification in CTC's targeted market, interpretation of the ILEC tariffs and business rules, information which may help CTC develop a strategy in the area of operational requirements, and the preparation and submission of appropriate industry accepted access/local service order interconnection requirements. Specific reports and/or service orders will be developed in cooperation with CTC representatives in the course of the consulting Services.
b. Telcordia agrees that CTC shall own the copyright to any portions of the above Deliverables which consist of conclusions and recommendations that are specific to CTC and CTC acknowledges and agrees that Telcordia may perform work for its other customers which may result in the creation of the same or similar conclusions and recommendations.
c. Additional Deliverables as may be developed or defined in cooperation with CTC representatives will be specified in an amendment to this Professional Services Attachment. Ownership issues related to Deliverables specified in amendments to this Professional Services Attachment will be addressed in the applicable amendment.
Schedule of Services
Activity	Approximate Date

Services Begin	March 27, 2000
Services Completed	May 5, 2003
Deliverables provided to CTC	Schedule developed in cooperation with CTC
Location of services
Telcordia shall provide the Services at CTC's locations within the continental United States and Telcordia's Morristown, Piscataway, and Red Bank locations in New Jersey.
telcordia's contact(s)
Technical Contact		Administrative Contact
Barry H. Lerich		Christine Kordalski
Program Manager		Account Executive
Telcordia Technologies, Inc.		Telcordia Technologies, Inc.
445 South Street, (Room 1J112G)		3 Corporate Place (room 2H335)
Morristown, NJ 07960-6438		Piscataway, NJ 08854
Telephone: 	(973) 829-2959		Telephone: 	(732) 699-7898
Fax:	(973) 829-5866		Fax:	(732) 336-3482
Email:	blerich@telcordia.com		Email:	ckordals@telcordia.com
CTC's contact(s)
Technical Contact		Administrative Contact
Steve McGrath		Steve McGrath
Program Manager		Program Manager
CTC Communications Corp.		CTC Communications Corp.
220 Bear Hill Road		220 Bear Hill Road
Waltham, MA 02451		Waltham, MA 02451
Telephone: 	(781) 522-8753		Telephone: 	(781) 522-8753
Fax:	(781) 522-8629		Fax:	(781) 522-8629
Email:	smcgrath@ctcnet.com		Email:	smcgrath@ctcnet.com
The Parties to this Professional Services Attachment A authorize the start of work on the Services and Deliverables described in this Professional Services Attachment and represent that this Professional Services Attachment is executed by duly authorized representatives as of the dates below.
AGREED BY:
CTC COMMUNICATIONS CORP.		TELCORDIA TECHNOLOGIES, INC.
By: 			By:
Name:			Name:	Pamela J. Keen
Title:			Title:	Senior Contract Manager
Date:			Date:




Professional Services Attachment B to
Professional Services Work Statement
Contract No. CTC001
This Professional Services Attachment B, effective upon the date the last Party executes, is between CTC Communications Corp. ("CTC") and Telcordia Technologies, Inc. ("Telcordia"). This Professional Services Attachment B incorporates by reference the Master Agreement for NGN Software and Professional Services Contract No. 20000315JQ9492 ("Agreement") and Professional Services Work Statement No. 0NSICC. Telcordia shall provide the following Services and Deliverables under the Terms and Conditions of the Agreement, Work Statement No. 0NSICC and any additional terms contained in this Professional Services Attachment.
1. SCOPE OF SERVICES
Telcordia shall provide CTC Services in the area of design and implementation of CTC's SS7 interconnection plan.
DESCRIPTION OF SERVICES
Telcordia shall provide consulting Services to assist in the design and implementation of CTC's SS7 interconnection plan. Telcordia shall provide overall coordination for the Services and one (1) or more subject matter experts ("SMEs") to be engaged throughout the term of this Professional Services Attachment. Telcordia will work with CTC to identify SMEs to meet the appropriate expertise required and to accommodate the availability of the SMEs. Telcordia shall undertake the following activities as part of these
Services:
a. Work cooperatively with CTC to assess the scope of the work involved in the design and implementation of CTC's SS7 network interconnection. In conjunction with this assessment, develop a detailed project plan that identifies elements of the work effort addressed in this Professional Services Attachment and provides a proposed schedule for completion of the work. Potential areas to be addressed may, at CTC's option, include:
1) Work cooperatively with CTC to implement, test, assess according to Telcordia criteria, and deploy SS7 network interconnections and associated Advanced Intelligent Network (AIN) features. The AIN services to be deployed and the schedule for deployment shall be defined in cooperation with CTC. Potential work includes assisting CTC in developing the AIN service logic (e.g., Automatic Message Accounting and Billing).
2) Test and assess, in accordance with Telcordia-developed procedures and criteria, SS7 functions to include route establishment, local number portability (LNP), 800/toll-free, Line Information Data Base (LIDB),
Circuit Information Data Base (CIDB), and billing between CTC's ICN and the PSTN. In the performance of this testing, Telcordia shall work cooperatively with CTC to analyze current CTC processes so that test plans can be tailored to specific CTC- stated processes.
b. Provide ongoing consulting related to design and deployment of CTC's SS7 interconnection, consisting of in-person interactions, telephone discussions, and electronic-mail exchange with CTC throughout the term of this Professional Services Attachment.
CTC RESPONSIBILITIES
See Section 4, CTC Responsibilities, in the Professional Services Work
Statement.
FEES AND PAYMENTS
CTC shall pay Telcordia for the Services and Deliverables on a Time and Materials basis.
Estimated effort associated with the Services and Deliverables in this Professional Services Attachment: 200 Staff Hours.
This estimate is not binding. The actual fees are based on the number of hours worked by Telcordia and on the mix of Consultants and Senior Consultants performing the work.
DELIVERABLES
Telcordia shall provide the following Deliverables associated with CTC's SS7 interconnection plan:
a. A written project plan which details the elements of the work in this Professional Services Attachment and a proposed schedule for completion of the work.
b. A written SS7 interconnection plan specific to CTC's stated network.
c. A written test plan to be used in the testing, assessment, and deployment of CTC's SS7 network interconnections, associated Advanced Intelligent Network (AIN) features, and SS7 network features.
d. Telcordia agrees that CTC shall own the copyright to any portions of the above Deliverables which consist of conclusions and recommendations that are specific to CTC and CTC acknowledges and agrees that Telcordia may perform work for its other customers which may result in the creation of the same or similar conclusions and recommendations.
e. Additional Deliverables as may be developed or defined in cooperation with CTC representatives will be specified in an amendment to this Professional Services Attachment. Ownership issues related to Deliverables specified in amendments to this Professional Services Attachment will be addressed in the applicable amendment.
Schedule of Services
Activity	Approximate Date

Services Begin	May 8,, 2000
Services Completed	May 5, 2003
Deliverables provided to CTC	Schedule developed in cooperation with CTC
Location of services
Telcordia shall provide the Services at CTC's locations within the continental United States and Telcordia's Morristown, Piscataway, and Red Bank locations in New Jersey.

telcordia's contact(s)
Technical Contact		Administrative Contact
Barry H. Lerich		Christine Kordalski
Program Manager		Account Executive
Telcordia Technologies, Inc.		Telcordia Technologies, Inc.
445 South Street, (Room 1J112G)		3 Corporate Place (room 2H335)
Morristown, NJ 07960-6438		Piscataway, NJ 08854
Telephone: 	(973) 829-2959		Telephone: 	(732) 699-7898
Fax:	(973) 829-5866		Fax:	(732) 336-3482
Email:	blerich@telcordia.com		Email:	ckordals@telcordia.com
CTC's contact(s)
Technical Contact		Administrative Contact
Steve McGrath		Steve McGrath
Program Manager		Program Manager
CTC Communications Corp.		CTC Communications Corp.
220 Bear Hill Road		220 Bear Hill Road
Waltham, MA 02451		Waltham, MA 02451
Telephone: 	(781) 522-8753		Telephone: 	(781) 522-8753
Fax:	(781) 522-8629		Fax:	(781) 522-8629
Email:	smcgrath@ctcnet.com		Email:	smcgrath@ctcnet.com
The Parties to this Professional Services Attachment B authorize the start of work on the Services and Deliverables described in this Professional Services Attachment and represent that this Professional Services Attachment is executed by duly authorized representatives as of the dates below.
AGREED BY:
CTC COMMUNICATIONS CORP.		TELCORDIA TECHNOLOGIES, INC.
By: 			By:
Name:			Name:	Pamela J. Keen
Title:			Title:	Senior Contract Manager
Date:			Date:




Professional Services Attachment C to
Professional Services Work Statement
Contract No. CTC001
This Professional Services Attachment C, effective upon the date the last Party executes, is between CTC Communications Corp. ("CTC") and Telcordia Technologies, Inc. ("Telcordia"). This Professional Services Attachment C incorporates by reference the Master Agreement for NGN Software and Professional Services Contract No. 20000315JQ9492 ("Agreement") and Professional Services Work Statement No. 0NSICC. Telcordia shall provide the following Services and Deliverables under the Terms and Conditions of the Agreement, Work Statement No. 0NSICC and any additional terms contained in this Professional Services Attachment.
1. SCOPE OF SERVICES
Telcordia shall provide CTC Services in the area of number resource strategies and methodologies.
DESCRIPTION OF SERVICES
Telcordia shall provide consulting Services to address issues associated with PSTN number plan administration. Telcordia shall provide overall coordination of these Services as well as one (1) or more subject matter experts ("SMEs") to be engaged throughout the term of this Professional Services Attachment. Telcordia will work with CTC to identify SMEs to meet the appropriate expertise required and to accommodate the availability of the SMEs. Telcordia shall undertake the following activities as part of these Services:
a. Work cooperatively with CTC to assess the scope of the work involved in CTC's number plan administration. In conjunction with this assessment, develop a detailed project plan that identifies elements of the work effort addressed in this Professional Services Attachment and provides a proposed schedule for completion of the work. Potential areas to be addressed may, at CTC's option, include:
1) Project planning to document the strategies and methodologies for obtaining number resources on both an immediate and an ongoing basis:
a) Telcordia shall assist CTC in developing strategies to synchronize
CTC market plans with PSTN number resource acquisition plans.
b) Telcordia shall develop a plan for integrating number administration with CTC marketing and planning resources.
c) Telcordia shall develop methods and procedures for number administration within CTC.
2) Consulting Services in, but not limited to, the following areas:
Central Office (CO) NXX assignments, Location Routing Number (LRN) assignments, Thousand Block assignments, Carrier Identification Code
(CIC) assignments, NPA relief process, Central Office Code Utilization
Survey (COCUS) requirements, and number administration activities:
a) Telcordia shall develop a documented application plan by NPA and rate center for obtaining PSTN numbering resources in CTC projected service area(s).
b) Telcordia shall develop and present training seminars related to numbering resources for CTC personnel.
3) Leadership in the processes, application for, and assignment of CO
Codes, Thousand Blocks, NPA/NXX, and LRN for CTC's ICN throughout the term of this Professional Services Attachment. This activity may, at
CTC's option, include:
a) Training, assistance, and support for CTC personnel in the CO Code and Thousand Block Application process.
b) Assistance for CTC personnel in the design and implementation of
CTC's number administration system.
4) Leadership throughout the term of this Professional Services Attachment in managing number administration and in understanding regulatory requirements. This activity may, at CTC's option, include training assistance and support to help CTC personnel in understanding regulatory requirements for 800/SMS database, NPAC, local exchange routing guide, and the 800 Responsible Organization (RESPORG)
requirements.
b. Ongoing numbering plan related consulting Services, consisting of in-person interactions, telephone discussions, and electronic-mail exchange with CTC throughout the term of this Professional Services Attachment.
CTC RESPONSIBILITIES
See Section 4, CTC Responsibilities, in the Professional Services Work
Statement.
FEES AND PAYMENTS
CTC shall pay Telcordia for the Services and Deliverables on a Time and Materials basis.
Estimated effort associated with the Services and Deliverables in this Professional Services Attachment: 1000 Staff Hours.
This estimate is not binding. The actual fees are based on the number of hours worked by Telcordia and on the mix of Consultants and Senior Consultants performing the work.
DELIVERABLES
Telcordia shall provide the following Deliverables associated with number resource strategies and methodologies.
a. A written project plan which details the elements of the work in this Professional Services Attachment and a proposed schedule for completion of the work.
b. A written plan for integrating number administration with CTC's stated market planning.
c. A written application plan by NPA and rate center for obtaining PSTN numbering resources in CTC projected service area(s).
d. Telcordia agrees that CTC shall own the copyright to any portions of the above Deliverables which consist of conclusions and recommendations that are specific to CTC and CTC acknowledges and agrees that Telcordia may perform work for its other customers which may result in the creation of the same or similar conclusions and recommendations.
e. A written methods and procedures document for number administration.
f. A written report outlining the guidelines, methodologies and strategies for CO NXX assignments, LRN assignments, Thousand Block assignments, CIC assignments, NPA relief process, COCUS requirements, and number administration activities.
g. Additional Deliverables as may be developed or defined in cooperation with CTC representatives will be specified in an amendment to this Professional Services Attachment. Ownership issues related to Deliverables specified in amendments to this Professional Services Attachment will be addressed in the applicable amendment.
Schedule of Services
Activity	Approximate Date

Services Begin	March 27, 2000
Services Completed	May 5, 2003
Deliverables provided to CTC	Schedule developed in cooperation with CTC
Location of services
Telcordia shall provide the Services at CTC's locations within the continental United States and Telcordia's Morristown, Piscataway, and Red Bank locations in New Jersey.
telcordia's contact(s)
Technical Contact		Administrative Contact
Barry H. Lerich		Christine Kordalski
Program Manager		Account Executive
Telcordia Technologies, Inc.		Telcordia Technologies, Inc.
445 South Street, (Room 1J112G)		3 Corporate Place (room 2H335)
Morristown, NJ 07960-6438		Piscataway, NJ 08854
Telephone: 	(973) 829-2959		Telephone: 	(732) 699-7898
Fax:	(973) 829-5866		Fax:	(732) 336-3482
Email:	blerich@telcordia.com		Email:	ckordals@telcordia.com
CTC's contact(s)
Technical Contact		Administrative Contact
Steve McGrath		Steve McGrath
Program Manager		Program Manager
CTC Communications Corp.		CTC Communications Corp.
220 Bear Hill Road		220 Bear Hill Road
Waltham, MA 02451		Waltham, MA 02451
Telephone: 	(781) 522-8753		Telephone: 	(781) 522-8753
Fax:	(781) 522-8629		Fax:	(781) 522-8629
Email:	smcgrath@ctcnet.com		Email:	smcgrath@ctcnet.com
The Parties to this Professional Services Attachment C authorize the start of work on the Services and Deliverables described in this Professional Services Attachment and represent that this Professional Services Attachment is executed by duly authorized representatives as of the dates below.
AGREED BY:
CTC COMMUNICATIONS CORP.		TELCORDIA TECHNOLOGIES, INC.
By: 			By:
Name:			Name:	Pamela J. Keen
Title:			Title:	Senior Contract Manager
Date:			Date:




Professional Services Attachment D to
Professional Services Work Statement
Contract No. CTC001
This Professional Services Attachment D, effective upon the date the last Party executes, is between CTC Communications Corp. ("CTC") and Telcordia Technologies, Inc. ("Telcordia"). This Professional Services Attachment D incorporates by reference the Master Agreement for NGN Software and Professional Services Contract No. 20000315JQ9492 ("Agreement") and Professional Services Work Statement No. 0NSICC. Telcordia shall provide the following Services and Deliverables under the Terms and Conditions of the Agreement, Work Statement No. 0NSICC and any additional terms contained in this Professional Services Attachment.
1. SCOPE OF SERVICES
Telcordia shall provide CTC Services in the area of voice routing and rating plans.
DESCRIPTION OF SERVICES
Telcordia shall provide consulting Services to address issues associated with PSTN architecture as it applies to voice routing and rating plans. Telcordia shall provide overall coordination of these Services as well as one (1) or more subject matter experts ("SMEs") to be engaged throughout the term of this Professional Services Attachment. Telcordia ^ will work with CTC to identify SMEs to meet the appropriate expertise required and to accommodate the availability of the SMEs. Telcordia shall undertake the following activities as part of these Services:
a. Work cooperatively with CTC to assess the scope of the work involved in CTC's PSTN architecture as it applies to voice routing and rating plans.
In conjunction with this assessment, develop a detailed project plan that identifies elements of the work effort addressed in this Professional Services Attachment and provides a proposed schedule for completion of the work. Potential areas to be addressed may, at CTC's option, include:
1) Consulting associated with the PSTN architecture, including, but not limited to, the local exchange routing guide information, tariff filing, and administrative and regulatory requirements.
2) Consulting related to numbering and its alignment with network engineering and operational support systems for capacity and related planning purposes.
3) Consulting related to the process of establishing a customized routing administration organization in CTC. This effort will include information on the procedure to become a participating Telcordia
Traffic Routing Administration (TRA) Fair Share Plan (FSP) data services client, and procedures in the subsequent use of the FSP services to directly distribute CTC's routing data to their industry trading partners (other carriers).
b. Ongoing PSTN architecture and voice routing and rating related consulting Services, consisting of in-person interactions, telephone discussions, and electronic-mail exchange with CTC throughout the term of this Professional Services Attachment.
CTC RESPONSIBILITIES
See Section 4, CTC Responsibilities, in the Professional Services Work
Statement.
FEES AND PAYMENTS
CTC shall pay Telcordia for the Services and Deliverables on a Time and Materials basis.
Estimated effort associated with the Services and Deliverables in this Professional Services Attachment: 100 Staff Hours.
This estimate is not binding. The actual fees are based on the number of hours worked by Telcordia and on the mix of Consultants and Senior Consultants performing the work.
DELIVERABLES
Telcordia shall provide the following Deliverables associated with PSTN architecture as it applies to voice routing and rating plans:
a. A written project plan which details the elements of the work in this Professional Services Attachment and a proposed schedule for completion of the work.
b. A written report containing a voice routing plan for CTC's specific network architecture.
c. A written plan to form the basis for the establishment of a CTC-customized routing administration organization.
d. Telcordia agrees that CTC shall own the copyright to any portions of the above Deliverables which consist of conclusions and recommendations that are specific to CTC and CTC acknowledges and agrees that Telcordia may perform work for its other customers which may result in the creation of the same or similar conclusions and recommendations.
e. Information related to the procedure for obtaining enterprise licenses for the Local Exchange Routing Guide (LERG), and Termination Point Master.
f. Additional Deliverables as may be developed or defined in cooperation with CTC representatives will be specified in an amendment to this Professional Services Attachment. Ownership issues related to Deliverables specified in amendments to this Professional Services Attachment will be addressed in the applicable amendment.
Schedule of Services
Activity	Approximate Date

Services Begin	May 8, 2000
Services Completed	May 5, 2003
Deliverables provided to CTC	Schedule developed in cooperation with CTC
Location of services
Telcordia shall provide the Services at CTC's locations within the continental United States and Telcordia's Morristown, Piscataway, and Red Bank locations in New Jersey.

telcordia's contact(s)
Technical Contact		Administrative Contact
Barry H. Lerich		Christine Kordalski
Program Manager		Account Executive
Telcordia Technologies, Inc.		Telcordia Technologies, Inc.
445 South Street, (Room 1J112G)		3 Corporate Place (room 2H335)
Morristown, NJ 07960-6438		Piscataway, NJ 08854
Telephone: 	(973) 829-2959		Telephone: 	(732) 699-7898
Fax:	(973) 829-5866		Fax:	(732) 336-3482
Email:	blerich@telcordia.com		Email:	ckordals@telcordia.com
CTC's contact(s)
Technical Contact		Administrative Contact
Steve McGrath		Steve McGrath		Steve McGrath
Program Manager		Program Manager		Program Manager
CTC Communications Corp.		CTC Communications Corp.		CTC Communications Corp.
220 Bear Hill Road		220 Bear Hill Road		200 Bear Hill Road
Waltham, MA 02451		Waltham, MA 02451		Waltham, MA 02451
Telephone: 	(781) 522-8753		Telephone: 	(781) 522-8753
Fax:	(781) 522-8629		Fax:	(781) 522-8629
Email:	smcgrath@ctcnet.com		Email:	smcgrath@ctcnet.com
The Parties to this Professional Services Attachment D authorize the start of work on the Services and Deliverables described in this Professional Services
Attachment and represent that this Professional Services Attachment is executed by duly authorized representatives as of the dates below.
AGREED BY:
CTC COMMUNICATIONS CORP.		TELCORDIA TECHNOLOGIES, INC.
By: 			By:
Name:			Name:	Pamela J. Keen
Title:			Title:	Senior Contract Manager
Date:			Date:


Professional Services Attachment E to
Professional Services Work Statement
Contract No. CTC001

Intentionally Deleted



Professional Services Attachment F to
Professional Services Work Statement
Contract No. CTC001
Intentionally Deleted



Professional Services Attachment G to
Professional Services Work Statement
Contract No. CTC001
This Professional Services Attachment G, effective upon the date the last Party executes, is between CTC Communications Corp. ("CTC") and Telcordia Technologies, Inc. ("Telcordia"). This Professional Services Attachment G incorporates by reference the Master Agreement for NGN Software and Professional Services Contract No. 20000315JQ9492 ("Agreement") and Professional Services Work Statement No. 0NSICC. Telcordia shall provide the following Services and Deliverables under the Terms and Conditions of the Agreement, Work Statement No. 0NSICC and any additional terms contained in this Professional Services Attachment.
1. SCOPE OF SERVICES
Telcordia shall provide CTC Services related to Operational Support System
(OSS) planning.
DESCRIPTION OF SERVICES
Telcordia shall provide consulting Services to address issues associated with OSS planning. Telcordia shall provide overall coordination of this project as well as one (1) or more subject matter experts ("SMEs") to be engaged throughout the term of this Professional Services Attachment. Telcordia
^ will work with CTC to identify SMEs to meet the appropriate expertise required and to accommodate the availability of the SMEs. Telcordia shall undertake the following activities as part of these Services:
a. Work cooperatively with CTC to assess the scope of the work involved in CTC's OSS planning. In conjunction with this assessment, develop a detailed project plan that identifies elements of the work effort addressed in this Professional Services Attachment and provides a proposed schedule for completion of the work. Potential areas to be addressed may, at CTC's option, include:
Working in cooperation with CTC to define the present method of operation
(PMO) for OSSs, assess CTC's possible future method of operation (FMO) for OSSs, and identify any major gaps that exist in transitioning from the PMO to the planned FMO. OSS issues that may be addressed in this work are ordering, provisioning, inventory asset management, billing, customer care, network management, and service assurance.
b. Telcordia shall provide ongoing OSS (e.g., service activation, service assurance, and billing) planning related consulting Services, consisting of in-person interactions, telephone discussions, and/or electronic-mail exchange with CTC representatives throughout the term of this Professional Services Attachment.
CTC RESPONSIBILITIES
See Section 4, CTC Responsibilities, in the Professional Services Work
Statement.
FEES AND PAYMENTS
CTC shall pay Telcordia for the Services and Deliverables on a Time and Materials basis.
Estimated effort associated with the Services and Deliverables in this Professional Services Attachment: 160 Staff Hours.
This estimate is not binding. The actual fees are based on the number of hours worked by Telcordia and on the mix of Consultants and Senior Consultants performing the work.
DELIVERABLES
Telcordia shall provide the following Deliverables associated with OSS planning:
a. A written project plan which details the elements of the work in this Professional Services Attachment and a proposed schedule for completion of the work.
b. A written report that outlines the PMO for OSSs, analyzes CTC's FMO for OSSs, and identifies any major gaps that, in Telcordia's estimation, exist in transitioning from the PMO to the planned FMO. This document will form the basis for cooperative work with CTC in developing additional
Deliverables associated with the CTC OSSs.
c. Telcordia agrees that CTC shall own the copyright to any portions of the above Deliverables which consist of conclusions and recommendations that are specific to CTC and CTC acknowledges and agrees that Telcordia may perform work for its other customers which may result in the creation of the same or similar conclusions and recommendations.
d. Additional Deliverables as may be developed or defined in cooperation with CTC representatives will be specified in an amendment to this Professional Services Attachment. Ownership issues related to Deliverables specified in amendments to this Professional Services Attachment will be addressed in the applicable amendment.
Schedule of Services
Activity	Approximate Date

Services Begin	May 8, 2000
Services Completed	May 5, 2003
Deliverables provided to CTC	Schedule developed in cooperation with CTC
Location of services
Telcordia shall provide the Services at CTC's locations within the Continental United States and Telcordia's Morristown, Piscataway, and Red Bank locations in New Jersey.
telcordia's contact(s)
Technical Contact		Administrative Contact
Barry H. Lerich		Christine Kordalski
Program Manager		Account Executive
Telcordia Technologies, Inc.		Telcordia Technologies, Inc.
445 South Street, (Room 1J112G)		3 Corporate Place (room 2H335)
Morristown, NJ 07960-6438		Piscataway, NJ 08854
Telephone: 	(973) 829-2959		Telephone: 	(732) 699-7898
Fax:	(973) 829-5866		Fax:	(732) 336-3482
Email:	blerich@telcordia.com		Email:	ckordals@telcordia.com
CTC's contact(s)
Technical Contact		Administrative Contact
Steve McGrath		Steve McGrath
Program Manager		Program Manager
CTC Communications Corp.		CTC Communications Corp.
220 Bear Hill Road		220 Bear Hill Road
Waltham, MA 02451		Waltham, MA 02451
Telephone: 	(781) 522-8753		Telephone: 	(781) 522-8753
Fax:	(781) 522-8629		Fax:	(781) 522-8629
Email:	smcgrath@ctcnet.com		Email:	smcgrath@ctcnet.com
The Parties to this Professional Services Attachment G authorize the start of work on the Services and Deliverables described in this Professional Services Attachment and represent that this Professional Services Attachment is executed by duly authorized representatives as of the dates below.
AGREED BY:
CTC COMMUNICATIONS CORP.		TELCORDIA TECHNOLOGIES, INC.
By: 			By:
Name:			Name:	Pamela J. Keen
Title:			Title:	Senior Contract Manager
Date:			Date:




Professional Services Attachment H to
Professional Services Work Statement
Contract No. CTC001
This Professional Services Attachment H, effective upon the date the last Party executes, is between CTC Communications Corp. ("CTC") and Telcordia Technologies, Inc. ("Telcordia"). This Professional Services Attachment H incorporates by reference the Master Agreement for NGN Software and Professional Services Contract No. 20000315JQ9492 ("Agreement") and Professional Services Work Statement No. 0NSICC. Telcordia shall provide the following Services and Deliverables under the Terms and Conditions of the Agreement, Work Statement No. 0NSICC and any additional terms contained in this Professional Services Attachment.
1. SCOPE OF SERVICES
Telcordia shall provide CTC Services related to CTC's end-to-end network architecture.
DESCRIPTION OF SERVICES
Telcordia shall provide consulting Services related to CTC's end-to-end network architecture that incorporates the deployment of Telcordia's Licensed Software Call Agent. Telcordia shall provide overall coordination of this project as well as one (1) or more subject matter experts ("SMEs") to be engaged throughout the term of this Professional Services Attachment. Telcordia will work with CTC to identify SMEs to meet the appropriate expertise required and to accommodate the availability of the SMEs. Telcordia shall undertake the following activities as part of these Services:
a. Work cooperatively with CTC to assess the scope of the work involved in network architecture, network performance, quality of service (QoS)
issues, and network security related to CTC's next generation network. In conjunction with this assessment, develop a detailed project plan that identifies elements of the work effort addressed in this Professional Services Attachment and provides a proposed schedule for completion of the work. Potential areas to be addressed may, at CTC's option, include:
1) Investigation of the details of CTC's network as related to the current Voice/IP/ATM/SS7 infrastructure and the relevant services provided by the current infrastructure.
2) Development of models of a proposed future network infrastructure, including voice switching components.
3) Development of an end-to-end architecture, including, but not limited to, necessary protocol support, that will facilitate the use of
Telcordia's Call Agent Licensed Software.
4) Presentation of an overview of Telcordia's network security consulting programs and capabilities with a view toward developing a detailed proposal to address network security for CTC's end-to-end network.
5) Presentation of an overview of network performance and QoS issues related to CTC's next generation network and development of a plan to include network performance and QoS considerations in the Professional Service consulting effort for the CTC network.
b. Telcordia shall provide ongoing network architecture and related consulting Services, consisting of in-person interactions, telephone discussions, and/or electronic-mail exchange with CTC representatives throughout the term of this Professional Services Attachment.
CTC RESPONSIBILITIES
See Section 4, CTC Responsibilities, in the Professional Services Work
Statement.
FEES AND PAYMENTS
CTC shall pay Telcordia for the Services and Deliverables on a Time and Materials basis.
Estimated effort associated with the Services and Deliverables in this Professional Services Attachment: 160 Staff Hours.
This estimate is not binding. The actual fees are based on the number of hours worked by Telcordia and on the mix of Consultants and Senior Consultants performing the work.
DELIVERABLES
Telcordia shall provide the following Deliverables associated with CTC's end-to-end network architecture:
a. A written project plan which details the elements of the work in this Professional Services Attachment and a proposed schedule for completion of the work.
b. A written report documenting CTC's current Voice/IP/ATM/SS7 infrastructure and the relevant services provided by the current infrastructure, detailing a proposed future architecture for CTC's end-to-end network that identifies any major gaps that, in Telcordia's opinion, could hinder the transition from the current state to the planned future state. The report will include information regarding voice switching components and necessary protocol support.
c. Telcordia agrees that CTC shall own the copyright to any portions of the above Deliverables which consist of conclusions and recommendations that are specific to CTC and CTC acknowledges and agrees that Telcordia may perform work for its other customers which may result in the creation of the same or similar conclusions and recommendations.
d. Additional Deliverables as may be developed or defined in cooperation with CTC representatives will be specified in an amendment to this Professional Services Attachment. Ownership issues related to Deliverables specified to amendments to this Professional Services Attachment will be addressed in the applicable amendment.
Schedule of Services
Activity	Approximate Date

Services Begin	May 8, 2000
Services Completed	May 5, 2003
Deliverables provided to CTC	Schedule developed in cooperation with CTC
Location of services
Telcordia shall provide the Services at CTC's locations within the continental United States and Telcordia's Morristown, Piscataway, and Red Bank locations in New Jersey.

telcordia's contact(s)
Technical Contact		Administrative Contact
Barry H. Lerich		Christine Kordalski
Program Manager		Account Executive
Telcordia Technologies, Inc.		Telcordia Technologies, Inc.
445 South Street, (Room 1J112G)		3 Corporate Place (room 2H335)
Morristown, NJ 07960-6438		Piscataway, NJ 08854
Telephone: 	(973) 829-2959		Telephone: 	(732) 699-7898
Fax:	(973) 829-5866		Fax:	(732) 336-3482
Email:	blerich@telcordia.com		Email:	ckordals@telcordia.com
CTC's contact(s)
Technical Contact		Administrative Contact
Steve McGrath		Steve McGrath
Program Manager		Program Manager
CTC Communications Corp.		CTC Communications Corp.
220 Bear Hill Road		220 Bear Hill Road
Waltham, MA 02451		Waltham, MA 02451
Telephone: 	(781) 522-8753		Telephone: 	(781) 522-8753
Fax:	(781) 522-8629		Fax:	(781) 522-8629
Email:	smcgrath@ctcnet.com		Email:	smcgrath@ctcnet.com
The Parties to this Professional Services Attachment H authorize the start of work on the Services and Deliverables described in this Professional Services Attachment and represent that this Professional Services Attachment is executed by duly authorized representatives as of the dates below.
AGREED BY:
CTC COMMUNICATIONS CORP.		TELCORDIA TECHNOLOGIES, INC.
By: 			By:
Name:			Name:	Pamela J. Keen
Title:			Title:	Senior Contract Manager
Date:			Date:





Professional Services Attachment I to
Professional Services Work Statement
Contract No. CTC001
This Professional Services Attachment I, effective upon the date the last Party executes, is between CTC Communications Corp. ("CTC") and Telcordia Technologies, Inc. ("Telcordia"). This Professional Services Attachment I incorporates by reference the Master Agreement for NGN Software and Professional Services Contract No. 20000315JQ9492 ("Agreement") and Professional Services Work Statement No. 0NSICC. Telcordia shall provide the following Services and Deliverables under the Terms and Conditions of the Agreement, Work Statement No. 0NSICC and any additional terms contained in this Professional Services Attachment.
1. SCOPE OF SERVICES
Telcordia shall provide CTC Services related to integration of CTC's next generation network.
DESCRIPTION OF SERVICES
Telcordia shall provide Consulting Services related to integration of CTC's next generation network that incorporates the deployment of Telcordia's Licensed Software Call Agent. Telcordia shall provide overall coordination of this project as well as one (1) or more subject matter experts ("SMEs") to be engaged throughout the term of this Professional Services Attachment. Telcordia will work with CTC to identify SMEs to meet the appropriate expertise required and to accommodate the availability of the SMEs. Telcordia shall undertake the following activities as part of these Services:
a. Work cooperatively with CTC to assess the scope of the work involved network and systems integration for CTC's next generation network. In conjunction with this assessment, develop a detailed project plan that identifies elements of the work effort addressed in this Professional Services Attachment and provides a proposed schedule for completion of the work. Potential areas to be addressed may, at CTC's option, include:
1) Network integration assessment incorporating a review of the end-to-end network architecture and services to determine the elements of a network integration effort.
2) System integration assessment incorporating a review of CTC's business and operational processes and OSS architecture to determine elements of a systems integration effort.
3) Develop a network and operation integration strategy with goals to shorten time to market, reduce defects in the deployed solution, and minimize the impact on day-to-day operations.
4) Develop a detailed integration plan to include schedules, milestones, and responsibilities.
5) Review of third party vendors and development of a Vendor Management
Plan.
6) Identify network test and monitoring tools which, in Telcordia's opinion, are recommended for use in CTC's network.
7) Develop network and equipment conformance, equipment interoperability, network integration, and end-to-end network acceptance test plans.
8) Develop a regression testing methodology for new product releases and a customized CTC equipment regression test plan.
9) Conduct a CTC network operations training assessment and develop a recommended training curriculum for CTC network operations personnel.
b. Telcordia shall provide ongoing network and systems integration related consulting Services, consisting of in-person interactions, telephone discussions, and/or electronic-mail exchange with CTC representatives throughout the term of this Professional Services Attachment.
CTC RESPONSIBILITIES
See Section 4, CTC Responsibilities, in the Professional Services Work
Statement.
FEES AND PAYMENTS
CTC shall pay Telcordia for the Services and Deliverables on a Time and Materials basis.
Estimated effort associated with the Services and Deliverables in this Professional Services Attachment: 350 Staff Hours.
This estimate is not binding. The actual fees are based on the number of hours worked by Telcordia and on the mix of Consultants and Senior Consultants performing the work.
DELIVERABLES
Telcordia shall provide the following Deliverables associated with CTC's next generation network and systems integration effort:
a. A written project plan which details the elements of the work in this Professional Services Attachment and a proposed schedule for completion of the work.
b. Telcordia agrees that CTC shall own the copyright to any portions of the above Deliverables which consist of conclusions and recommendations that are specific to CTC and CTC acknowledges and agrees that Telcordia may perform work for its other customers which may result in the creation of the same or similar conclusions and recommendations.
c. Additional Deliverables as may be developed or defined in cooperation with CTC representatives will be specified in an amendment to this Professional Services Attachment. Ownership issues related to Deliverables specified in amendments to this Professional Services Attachment will be addressed in the applicable amendment.
Schedule of Services
Activity	Approximate Date

Services Begin	May 8, 2000
Services Completed	May 5, 2003
Deliverables provided to CTC	Schedule developed in cooperation with CTC
Location of services
Telcordia shall provide the Services at CTC's Locations within the continental United States and Telcordia's Morristown, Piscataway, and Red Bank locations in New Jersey.

telcordia's contact(s)
Technical Contact		Administrative Contact
Barry H. Lerich		Christine Kordalski
Program Manager		Account Executive
Telcordia Technologies, Inc.		Telcordia Technologies, Inc.
445 South Street, (Room 1J112G)		3 Corporate Place (room 2H335)
Morristown, NJ 07960-6438		Piscataway, NJ 08854
Telephone: 	(973) 829-2959		Telephone: 	(732) 699-7898
Fax:	(973) 829-5866		Fax:	(732) 336-3482
Email:	blerich@telcordia.com		Email:	ckordals@telcordia.com
CTC's contact(s)
Technical Contact		Administrative Contact
Steve McGrath		Steve McGrath
Program Manager		Program Manager
CTC Communications Corp.		CTC Communications Corp.
220 Bear Hill Road		220 Bear Hill Road
Waltham, MA 02451		Waltham, MA 02451
Telephone: 	(781) 522-8753		Telephone: 	(781) 522-8753
Fax:	(781) 522-8629		Fax:	(781) 522-8629
Email:	smcgrath@ctcnet.com		Email:	smcgrath@ctcnet.com
The Parties to this Professional Services Attachment I authorize the start of work on the Services and Deliverables described in this Professional Services Attachment and represent that this Professional Services Attachment is executed by duly authorized representatives as of the dates below.
AGREED BY:
CTC COMMUNICATIONS CORP.		TELCORDIA TECHNOLOGIES, INC.
By: 			By:
Name:			Name:	Pamela J. Keen
Title:			Title:	Senior Contract Manager
Date:			Date: